                                                                    EXHIBIT 23.2




                          INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in this Registration Statement of Fresh Choice, Inc. on Form S-8 of our report dated February 7, 1997 appearing in the Annual Report on Form 10-K of Fresh Choice, Inc. for the year ended December 29, 1996.



/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

San Jose, California
February 19, 1998